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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1999, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of NetRadio Corporation for the Registration of its common stock.

Minneapolis, Minnesota
March 1, 1999